Principal Life Insurance Company

Supplement dated May 15, 2026
to the Prospectuses, Initial Summary Prospectuses, and Updated Summary Prospectuses dated May 1, 2026 for
Principal® Strategic Income and Principal® Strategic Outcomes
This supplement updates information contained in the Prospectuses and Summary Prospectuses for the above-referenced registered index-linked annuity contracts (each, a “Contract”) issued by Principal Life Insurance Company. Terms not otherwise defined in this supplement have the same meanings as in the Prospectus or Summary Prospectus. Please retain this supplement for future reference.
The purpose of this supplement is to address the availability of the Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 0% Floor Segment Option (the “0% Floor Option”) for certain Contracts.
Only for Contracts with applications signed prior to May 18, 2026, the Company has decided that the 0% Floor Segment Option will remain available for investment. Furthermore, under any such Contracts, in the absence of instructions from the Contract Owner, any Accumulated Value in a matured 0% Floor Option will be automatically reinvested back into the 0% Floor Option for a new Segment Term (i.e., the 0% Floor Option will serve as the default option). The Participation Rate and Cap Rate for a new Segment Term will apply to any new Segment Term.
There is no guarantee that the 0% Floor Option will always be available. The Company may close the 0% Floor Option to all new Segment Terms in its sole discretion, including for Contracts with applications signed prior to May 18, 2026.
Please direct any questions regarding this supplement to our Home Office or your financial professional.
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Classification: Internal Use